                                                                    Exhibit g(4)

                                Amended Exhibit I

Credit Suisse Institutional Fund, Inc.                                  Maryland corporation

-        Cash Reserve Portfolio
-        Emerging Markets Portfolio
-        International Equity Portfolio
-        Investment Grade Fixed Income Portfolio
-        Major Foreign Markets Portfolio
-        Small Company Growth Portfolio
-        Value Portfolio
-        Warburg Pincus Post-Venture Capital Portfolio
-        Global Telecommunications Portfolio

CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND, INC.                       MARYLAND CORPORATION

CREDIT SUISSE INSTITUTIONAL INTERNATIONAL                               MARYLAND CORPORATION
         GROWTH FUND, INC.

CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY                            MARYLAND CORPORATION
         FUND, INC.

CREDIT SUISSE INSTITUTIONAL U.S. CORE                                   MARYLAND CORPORATION
         FIXED INCOME FUND, INC.

CREDIT SUISSE WARBURG PINCUS AGGRESSIVE                                 MARYLAND CORPORATION
         GROWTH FUND, INC.

Credit Suisse Warburg Pincus Balanced Fund, Inc.                        Maryland corporation

CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS                              MASSACHUSETTS BUSINESS TRUST

-         CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND
-         CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
-         CREDIT SUISSE WARBURG PINCUS VALUE FUND

Credit Suisse Warburg Pincus Cash Reserve Fund, Inc.                    Maryland corporation

CREDIT SUISSE WARBURG PINCUS CAPITAL                                    MASSACHUSETTS BUSINESS TRUST
         APPRECIATION FUND

CREDIT SUISSE WARBURG PINCUS EMERGING                                   MARYLAND CORPORATION
         GROWTH FUND, INC.

                                Amended Exhibit I

Credit Suisse Warburg Pincus Emerging                                   Maryland corporation
     Markets Fund, Inc.

CREDIT SUISSE WARBURG PINCUS EUROPEAN                                   MARYLAND CORPORATION
         EQUITY FUND, INC.

CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUND                          MASSACHUSETTS BUSINESS TRUST

CREDIT SUISSE WARBURG PINCUS FOCUS FUND, INC.                           MARYLAND CORPORATION

CREDIT SUISSE WARBURG PINCUS GLOBAL                                     MARYLAND CORPORATION
         FINANCIAL SERVICES FUND, INC.

Credit Suisse Warburg Pincus Global Fixed                               Maryland corporation
     Income Fund, Inc.

Credit Suisse Warburg Pincus Global Health                              Maryland corporation
     Sciences Fund, Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL                                     MARYLAND CORPORATION
         NEW TECHNOLOGIES FUND, INC.

Credit Suisse Warburg Pincus Global Post-Venture                        Maryland corporation
     Capital Fund, Inc.

CREDIT SUISSE WARBURG PINCUS GLOBAL                                     MARYLAND CORPORATION
         TELECOMMUNICATIONS FUND, INC.

CREDIT SUISSE WARBURG PINCUS INTERMEDIATE                               MARYLAND CORPORATION
         MATURITY GOVERNMENT FUND, INC.

Credit Suisse Warburg Pincus International                              Maryland corporation
     Equity Fund, Inc.

Credit Suisse Warburg Pincus International Small                        Maryland corporation
     Company Fund, Inc.

Credit Suisse Warburg Pincus Japan Growth Fund, Inc.                    Maryland corporation

Credit Suisse Warburg Pincus Japan Small                                Maryland corporation
     Company Fund, Inc.

                                       2.

                                Amended Exhibit I

Credit Suisse Warburg Pincus Major Foreign                              Maryland corporation
     Markets Fund, Inc.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL                                  MARYLAND CORPORATION
          BOND FUND, INC.

CREDIT SUISSE WARBURG PINCUS NEW YORK                                   MASSACHUSETTS BUSINESS TRUST
         INTERMEDIATE MUNICIPAL FUND

Credit Suisse Warburg Pincus New York                                   Maryland corporation
     Tax Exempt Fund, Inc.

CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS                          DELAWARE BUSINESS TRUST

-         CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
-         CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
-         CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
-         CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

CREDIT SUISSE WARBURG PINCUS SELECT FUNDS                               DELAWARE BUSINESS TRUST

-         CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

CREDIT SUISSE WARBURG PINCUS SMALL                                      MARYLAND CORPORATION
         COMPANY GROWTH FUND, INC.

CREDIT SUISSE Warburg Pincus Trust                                      Massachusetts business trust

-        Emerging Growth Portfolio
-        International Equity Portfolio
-        Global Post-Venture Capital Portfolio
-        Small Company Growth Portfolio
-        Value Portfolio
-        Emerging Markets Portfolio
-        Global Telecommunications Portfolio
-        High Yield Portfolio
-        Blue Chip Portfolio
-        Small Company Value Portfolio
-        Small Company Portfolio


                                       3.

CREDIT SUISSE Warburg Pincus Trust II                                   Massachusetts business trust

-         Fixed Income Portfolio

CREDIT SUISSE WARBURG PINCUS VALUE II FUND, INC.                        MARYLAND CORPORATION


Credit Suisse Warburg Pincus Worldperks Money                           Maryland corporation
     Market Fund, Inc.

Credit Suisse Warburg Pincus Worldperks Tax Free                        Maryland corporation
     Money Market Fund, Inc.


                                       4.